The Reserve Funds                            Insert Bruce R. Bent's picture.
Founders of
"America's First Money Fund"

                                November xx, 1998

Dear Reserve Private Equity Shareholder:

     We are pleased to enclose the Notice and Proxy Statement for the Special Meeting of Shareholders of Reserve Private Equity Series ("Trust") to be held at 3:00 p.m., Eastern Time, on December 17, 1998 at the offices of The Reserve Funds. Formal notice of the Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Trust and to you as a shareholder.

     The meeting is being called because of the pending purchase of the Trust's adviser, Reserve Management Company, Inc. by incumbent management.

     At the Meeting, you will be asked to consider and vote on the following matters none of which will change the investment objectives or goals of the funds:

     o    To provide for the election of Trustees
     o    To approve new Investment Management Agreements
     o    To approve new Sub-Advisory Agreements
     o To approve amendments to the Declaration of Trust regarding certain investment policies
     o    To allow for a Master Fund/Feeder Fund Structure
     o To approve the authorization for the Board of Trustees to appoint, replace, terminate or make changes to any of the sub-advisory agreements of the Fund without additional shareholder approval
     o To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants.

     The Trustees of the Trust have reviewed the proposals and concluded they are in the best interests of the Trust and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

Please Note: Mutual funds are required by law to hold special shareholder meetings on these types of issues and a minimum of 51% of the shares must vote in order to hold the meeting. Please take a moment now to sign and return your ballot in the enclosed postage-paid envelope or vote over the phone by calling 800-xxx-xxxx. Your vote is important regardless of the number of shares you own and will only take a brief moment of your time. Not completing the proxy impedes the ability of the Funds in acting on these important matters, which in the opinion of the Independent Trustees is not in your best interests.

     The Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote. However, if you have any questions about the proxy material or need voting assistance, please call SCC at 800-xxx-xxxx, as soon as possible.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                              Sincerely,


                                              Bruce R. Bent
                                              President

               PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                        RESERVE PRIVATE EQUITY SERIES
                              810 Seventh Avenue
                           New York, New York 10019

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                  To be held December 17, 1998 at 3:00 p.m.

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Reserve Private Equity Series (the "Trust") (consisting of Reserve Blue Chip Growth Fund, Reserve Convertible Securities Fund, Reserve Informed
Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund (formerly Large-Cap Value), Reserve Mid-Cap Equity Fund (formerly Mid-Cap Value), and Reserve Small-Cap Growth Fund) (collectively, the "Funds"), will be held at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, on December 17, 1998, at 3:00 p.m. Eastern Time, or at such adjourned time as may be necessary to vote for the following purposes:

Proposal                                                          Who Will Vote

PROPOSAL 1                                                        Trust Vote

To provide for the election of Trustees

PROPOSAL 2                                                        Fund Vote

To approve new Investment Management Agreements

PROPOSAL 3                                                        Fund Vote

To approve new Sub-Advisory Agreements

PROPOSAL 4

To approve the following proposed amendments:

A. To amend the Trust's Declaration of Trust to provide           Trust Vote
dollar-based voting rights;

B. To  change  the  designation  of the  Trusts' fundamental      Fund Vote
investment policy on investing for control of portfolio companies

PROPOSAL 5                                                        Fund Vote

To approve changes to the Trusts' Fundamental Investment
Policies to Permit a Master Fund/ Feeder Fund Structure

PROPOSAL 6                                                        Fund Vote

To approve of the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval

PROPOSAL 7                                                        Trust Vote

To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending May 31, 1999 and

PROPOSAL 8                                                        For approval
                                                                  by each Fund
To transact such other business as may properly come before       as Necessary
the Meeting.

Voting

      Shareholders of record of the Trust at the close of business on October 30, 1998 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote.

      We urge you to sign, date and return your proxy in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of your proxy or proxies may save the Trust the necessity and expense of further solicitations to ensure a quorum at the Meeting. You may vote your shares in person at the Meeting.

                                          By Order of the Board of Trustees

                                          -----------------------------
                                          MaryKathleen Foynes
                                          Secretary
                                          Reserve Private Equity Series
New York, New York
November 1, 1998

                               PROXY STATEMENT

                        RESERVE PRIVATE EQUITY SERIES

                              810 Seventh Avenue

                           New York, New York 10019

                       SPECIAL MEETING OF SHAREHOLDERS

                    To be held December 17, 1998 at 3:00 p.m.

     This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Trustees of the Trust to be used at a Special Meeting of Shareholders of the Trust to be held at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, on December 17, 1998, at 3:00 p.m. Eastern Time, or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

      This Proxy Statement and the form of proxy are being mailed to shareholders on or about XXX, 1998. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, 810 Seventh Avenue, New York, NY 10019) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

      A copy of the Trust's most recent annual report is available upon request and without charge by calling the Trust at (800) 637-1700 at their principal executive office, 810 Seventh Avenue, New York, NY 10019.

      The following table describes each proposal that will be presented at the Meeting.

Proposal                                                          Who Will Vote

PROPOSAL 1                                                        Trust Vote

To provide for the election of Trustees

PROPOSAL 2                                                        For approval
                                                                  by Each Fund
To approve new Investment Management Agreements

PROPOSAL 3                                                        For approval
                                                                  by Each Fund
To approve new Sub-Advisory Agreements

PROPOSAL 4

To approve the following proposed amendments:

A. To amend the Trust's Declaration of Trust to provide           Trust Vote
dollar-based voting rights;

B. To change the designation  of the Trust's  fundamental         Fund Vote
investment policy on investing for control of portfolio companies

PROPOSAL 5                                                        Fund Vote

To approve  changes to the Fund's  Fundamental  Investment
Policies to Permit a Master Fund/Feeder Fund Structure

PROPOSAL 6                                                        Fund Vote

To approve of the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval

PROPOSAL 7                                                        Trust Vote

To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending
May 31, 1999 and

PROPOSAL 8                                                        For approval
                                                                  by each Fund
To transact such other business as may properly come before the as Necessary Meeting.

Voting

      Shareholders of record for the Trust as of the close of business on October 30, 1998 ("Record Date") are entitled to vote at the Meeting and at any adjournment thereof of matters submitted to shareholder of the Funds. Shareholders have one vote for each share held in the Trust. The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares outstanding and entitled to vote shall constitute a quorum, permitting action on matters related to the Trust or a Fund.

NAME OF FUND                              NUMBER OF SHARES OUTSTANDING

Reserve Blue Chip Growth Fund
Class R Shares
Class I Shares

Reserve Convertible Securities Fund
Class R Shares
Class I Shares

Reserve Informed Investors Growth Fund
Class R Shares
Class I Shares

Reserve International Equity Fund
Class R Shares
Class I Shares

Reserve Large-Cap Growth Fund
Class R Shares
Class I Shares

Reserve Mid-Cap Equity Fund
Class R Shares
Class I Shares

Reserve Small-Cap Growth Fund
Class R Shares
Class I Shares


      With respect to Proposal 1 (Election of Trustees) 4a and 7, a majority of the votes cast at the Meeting at which a quorum is present, must be cast in the affirmative in order for the Trustee to be elected or the proposal to be approved.

      Approval of Proposals 2, 3, 4b, 5 and 6 requires the affirmative vote of the majority of the outstanding voting securities of each Fund. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Fund means the vote of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund whichever is less.

     All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of each of the proposals. As set forth under "Other Information - Solicitation of Proxies," proxies may be solicited in person or by telephone, telegraph, facsimile, oral communication or electronic medium. Any proxy may be revoked by the timely submission of a properly executed subsequent proxy, by a timely written revocation, or by an oral revocation or vote at the Meeting prior to the finalization of the vote on a particular proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person. Due to applicable legal requirements that the proposals presented in this Proxy Statement must be approved by specified percentages of the Trust's or Fund's outstanding shares in order to be adopted, an abstention by a shareholder from voting on a particular proposal, either by proxy or in person at the Meeting, will have the same effect as a negative vote as to that matter. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for, or votes, the shares, those shares will be counted toward the quorum but will have the effect of a negative vote as to that proposal.

      All  costs  associated  with  the  Meeting,   including  the  expenses  of
preparing, printing and distributing the Proxy Statement, and legal expenses, will be borne equally by Reserve Management Company, Inc.

      The Board of Trustees may seek one or more adjournments of the Meeting if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at the Meeting, including any adjournment, on any proposal for which there are sufficient votes even though the Meeting is adjourned as to other proposals.

                                  PROPOSAL 1

                      ELECTION OF TRUSTEES (TRUST VOTE)

      All  Trustees  are  elected  to  serve   indefinitely  until  his  or  her
resignation or removal or until his or her successor is duly elected and qualified.

      Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below:

                            Position with            Principal Occupations
     Name and Age             the Trust            During the Past Five Years

Bruce R. Bent*           President,           Mr. Bent is President, Treasurer
810 Seventh Avenue       Treasurer and        and Trustee of The Reserve Fund
New York, NY  10019      Trustee              ("RF"), Reserve Institutional Trust
Age: 61                  (1970 to present)    ("RIT"), Reserve Tax-Exempt Trust
                                              ("RTET"), Reserve New York
                                              Tax-Exempt Trust ("RNYTET") and
                                              Reserve Private Equity Series
                                              ("RPES"); Director, Vice President
                                              and Secretary of Reserve Management
                                              Company, Inc. ("RMCI") and Reserve
                                              Management Corporation ("RMC"); and
                                              Chairman and Director of Resrv
                                              Partners, Inc. ("RESRV").

Edwin Ehlert, Jr.        Trustee              Mr. Ehlert is retired.  Until his
125 Elm Street           (1971 to present)    retirement, he was President of
Westfield, NJ 10019                           Premier Resources Inc. (a meeting
Age: 66                                       and planning company) from October
                                              1989 to December 31, 1996 and CEO
                                              of ETA Corporation (a travel agency)
                                              from November 1978 to December 31,
                                              1996.  He is a trustee of RF, RIT,
                                              RTET, RNYTET and RPES.

Henri W. Emmet           Trustee              From January 1995 to December 1995,
1535 Presidential Drive  (1978 to present)    Mr. Emmet served as a Principal of
Columbus, OH  43212                           Global Interaction, which provides
Age: 72                                       consulting services to
                                              international banking interests.
                                              Mr. Emmet retired as the Managing
                                              Director of Servus Associates, Inc.
                                              in 1994, and U.S.A. Representative
                                              of the First National Bank of
                                              Southern Africa in 1996. He is
                                              currently Trustee of RF, RIT, RTET,
                                              RNYTET, and RPES.

Donald J. Harrington     Trustee              The Reverend Harrington is
St. John's University    (1987 to present)    President of St. John's University,
Grand Central and                             NY, a Trustee of RF, RIT, RTET,
Utopia Parkways                               RNYTET and RPES and a Director of
Jamaica, NY  11439                            Bear Stearns Companies, Inc. since
Age: 53                                       1993.

Bruce R. Bent II*        Senior Vice          Mr. Bent II joined The Reserve
810 Seventh Avenue       President and        Funds in 1992 and is Senior Vice
New York, NY  10019      Assistant            President and Assistant Secretary
Age: 32                  Secretary,           of RF, RIT, RNYTET, RTET and RPES.
                         Nominee for
                         election as Trustee

William E. Viklund       Trustee              Mr. Viklund is formerly President
110 Grist Mill Lane      10/1998-present      and COO of Bancorp and President
Plandome Manor, NY                            and CEO of Long Island Savings
11030                                         (1980-1996); Senior Vice
Age:  58                                      President/Department Head of
                                              Bankers Trust Corp. (1972-1980);
                                              and Vice President and Mortgage
                                              Officer of Anchor Savings Bank
                                              (1967-1972).

Vincent J. Mattone       Nominee              Mr. Mattone is former member of the
12 Deep Hollow Drive,                         Executive Committee and the Board
Locust , NJ 07760                             of Directors of the Bear Stearns
Age:  53                                      Companies, Inc. from 1985 to 1995.
                                              Prior to joining Bear Stearns,  he
                                              was at Salomon  Brothers from 1964
                                              to 1979.

Diana P. Herrmann        Nominee              Ms. Herrmann is President and CEO
380 Madison Avenue                            of Aquila Management Corporation,
Suite 2300                                    sponsor of 14 mutual funds with
New York, NY                                  over $3 billion in assets, as of
10017-2513                                    October 5, 1998.  Prior to joining
Age:  40                                      Aquila in 1986, Ms. Herrmann was
                                              employed  with  European  American
                                              Bank in New  York  and was a board
                                              member  and   Secretary   of  Bank
                                              Credit Association.

Richard Bassuk           Nominee              From 1995 to present, Mr. Bassuk
The Singer & Bassuk                           has been a founding principal and
Organization                                  President of The Singer & Bassuk
767 Third Avenue                              Organization.  From 1994 to
New York, NY 10017                            present, Mr. Bassuk has served as
Age: 57                                       Chairman of R.E. Bases Enterprises
                                              Corporation.  Previously, Mr.
                                              Bassuk joined Starrett Housing
                                              Corporation in 1973 and was
                                              President and COO from 1981 to 1993.

---------------------------

* "Interested person" (as defined in the Investment Company Act of 1940) of the Fund. Bruce R. Bent is the father of Bruce R. Bent II and each is considered to be an "interested person."

      Trustees other than those affiliated with Reserve Management Company, Inc. ("RMCI") and Resrv Partners, Inc. ("RESRV") receive an annual stipend of $3,500 for each joint Board meeting that they attend, and an annual fee of $16,000 plus expenses for services to all of the Trusts in the complex. For the fiscal year ended May 31, 1998 such fees and expenses aggregated $351 for the non-interested Trustees as a group. During the fiscal year ended May 31, 1998, there were four meetings of the Board. During this period none of the incumbent Trustees attended less than 75% of the aggregate of the total number of Board meetings and the total number of Committee meetings for the Committees on which that Trustee serves.

     The Trust has a standing Review Committee, which functions similarly to an Audit Committee, presently consisting of Messrs. Ehlert, Emmet, and Harrington. The Review Committee reviews both the audit and non-audit work of each Trust's independent public accountants, submits a recommendation to the Trustees as to the selection of independent public accountants, and reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian. The Review Committee of the Trust held its annual meeting last fiscal year.

     For the fiscal year ended May 31, 1998, the Current Trustees received the following compensation from the Trust and other funds managed by RMCI:

                                     Pension or
                                     Retirement
                       Aggregate       Benefits      Est. Annual         Total
  Name of Trustee    Compensation   Accrued As Part  Benefits Upon    Compensation
      Nominee       from the Trust      of Fund       Retirement*    From All Funds
                                       Expenses*                     Managed by RMCI
Bruce R. Bent            $   0      $     0          $     0        $           0
Edwin Ehlert, Jr.        $ 117      $     0          $     0        $   30,000.00
Henri W. Emmet           $ 117      $     0          $     0        $   30,000.00
Donald J.                $ 117      $     0          $     0        $   30,000.00
Harrington

*  The Trust does not pay any pension or retirement benefits to Trustees.

     [As of the Record Date, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of beneficial interest of each of the Funds.]

      The following are the officers of the Trust who are not Trustees:

                              Position with            Principal Occupations
     Name and Age               the Funds            During the Past Five Years

MaryKathleen Foynes      Counsel and Secretary    Ms. Foynes is Counsel and
810 Seventh Avenue                                Secretary of RF, RIT, RNYTET,
New York, NY  10019                               RTET, and RPES.  Before joining
Age:  29                                          The Reserve Funds in 1998, Ms.
                                                  Foynes was a staff attorney at
                                                  PaineWebber,   Inc.  Prior  to
                                                  that, Ms. Foynes worked in the
                                                  House  of  Representatives  as
                                                  District  Manager for a Member
                                                  of Congress.

Arthur T. Bent III       Vice President and       Mr. Bent joined The Reserve
810 Seventh Avenue       Assistant Secretary      Funds in 1997.  Prior to
New York, NY  10019                               joining Reserve, Mr. Bent was a
Age:  30                                          private investor.

Required Vote

      The election of each of the above nominees requires a majority of the votes cast at the meeting at which a quorum is present.

                                  PROPOSAL 2

                          TO APPROVE NEW INVESTMENT
                      MANAGEMENT AGREEMENTS (EACH FUND)

      The Board of Trustees of the Trust is proposing that shareholders of each Fund approve new Investment Management Agreements (the "New Agreements") to be entered into between the Trust and Reserve Management Company, Inc. ("RMCI") located at 810 Seventh Avenue, New York, NY 10019. The new Investment Advisory Agreements are substantially similar to the current Investment Advisory Agreements. A form of the New Agreement is attached hereto as Exhibit A.

      Since November 15, 1971, RMCI, a registered investment adviser, and its affiliates have provided investment advice to The Reserve Funds which as of October 29, 1998, has assets in excess of $5.2 billion. RMCI currently serves as investment manager to each Fund pursuant to the terms of an Investment Management Agreement entered into with each Fund (the "Current Agreements"), which is described more fully below. Sub-advisers have been retained to manage the portfolios of each of the Funds. The Adviser supervises a continuous investment program for the Funds, evaluates and monitors each Sub-Adviser's performance, investment programs, and compliance with applicable laws and regulation, and recommends to the Board of Trustees whether the Sub-Adviser's contract should be continued, terminated or modified. The Adviser is also responsible for the day-to-day administration of each Fund's activities.

The Change in Control of Reserve Management Company, Inc.

      Presently, the voting stock of RMCI is owned equally by members of two families--the Browns and the Bents. Bruce R. Bent, has been President and Treasurer of the Funds since their inception, as well as Chief Executive Officer of RMCI for the past fourteen years. Mr. Bent and certain of his immediate family members, control 50% of the voting stock of RMCI. The remaining 50% of the voting stock of RMCI is under the control of Mr. Henry B.R. Brown and certain of his immediate family members. Mr. Brown, together with Mr. Bent, founded RMCI which is a successor of Reserve Management Company, which was founded in 1970.

      The following persons currently own beneficially or of record, 10% or more of the outstanding voting securities of RMCI: Henry B.R. Brown; Alexander M.R. Brown; Harriet R. Brown; Elizabeth S.B. Devlin; Peter F. Brown; Bruce R. Bent; Bruce R. Bent II; and Arthur T. Bent III. The address of each such person is c/o Reserve Management Company, Inc., 810 Seventh Avenue, New York, NY 10019.

      It is currently proposed that members of Mr. Bent's immediate family will acquire the remaining 50% interest in RMCI that is held by Mr. Brown and his immediate family members, and this transaction is anticipated to be completed on or about X. While this transaction, will result in the assignment, and thus, termination of, the Current Agreements, there is no plan or understanding on the part of the Bent family to change the operations of RMCI after the change in control is completed.

      Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the company.
Section 15(a) also provides, as do the Current Agreements, for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of the investment adviser.

      Because the Current Agreements will be terminated upon the completion of the change in control of RMCI, it is necessary to adopt new investment management agreements for the Funds. Management of the Funds made a proposal to the Trustees at a meeting held on October 7, 1998, for the adoption of the New Agreements. The Trustees at this meeting approved this recommendation for the adoption of the New Agreements and the Trustees are recommending that shareholders approve the New Agreements.

      In addition, the Funds intend to conform with the provisions of Section 15(f) of the 1940 Act, which provides, in pertinent part, that an investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of trustees of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (2) there is no "unfair burden" imposed on the investment company as a result of the transaction.

      1.    The Current Agreements

      The Current Agreements have been previously approved by shareholders in the ordinary course of obtaining shareholder approval of such agreements as required by applicable law. The Current Agreement for Reserve Blue Chip Growth Fund is dated March 16, 1994 and was submitted to a vote of initial shareholders on October 28, 1994; the Current Agreement for Reserve Convertible Securities Fund is dated August 1, 1996 and was submitted to a vote of initial shareholders on September 3, 1996; the Current Agreement for Reserve Informed Investors Growth Fund is dated March 16, 1994 and was submitted to a vote of initial shareholders on December 28, 1994; the Current Agreement for the Reserve International Equity Fund is dated April 18, 1995 and was submitted to a vote of initial shareholders on July 13, 1995; the Current Agreement for the Reserve Large-Cap Growth Fund is dated January 1, 1996 and was submitted to a vote of initial shareholders on January 2, 1996; the Current Agreement for Reserve Mid-Cap Equity Fund is dated June 30, 1998 and approved on July 1, 1998; the Current Agreement for the Reserve Small-Cap Growth Fund is dated March 16, 1994 and was submitted to a vote of initial shareholders on November 14, 1994.

      Under the Current Agreements, the Funds pay RMCI a "comprehensive" management fee (as a percentage of the average daily net assets attributable to each Class) at an annual rate of:

                                           Class R Shares      Class I Shares
      Reserve Blue Chip Growth:                1.20%               0.90%
      Reserve Convertible Securities:          1.30%               1.00%
      Reserve Informed Investors               1.30%               1.00%
      Growth:
      Reserve International Equity:            1.55%               1.25%
      Reserve Large-Cap Growth:                1.20%               0.90%
      Reserve Mid-Cap Equity:                  1.30%               1.00%
      Reserve Small-Cap Growth:                1.30%               1.00%

      Under the Current Agreements, the aggregate amount of fees paid by the Funds to RCMI during the last fiscal year were $795,252.

      In accordance with these agreements, RMCI provides all investment advisory services to the Funds and also provides all operating services to the Funds including all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and shareholder servicing functions, all office space, equipment and supplies used by the Funds and such personnel, and all other ordinary operating expenses of the Funds except those specifically identified as being the direct responsibility of the Funds. Those expenses that are specifically identified as being attributable to the Funds consist solely of: interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and expenses, payments made pursuant to each Funds' Distribution Plans, and the fees of the Independent Trustees. The terms of the proposed New Agreements for the Funds are substantially identical to the terms of the Current Agreements for the Funds.

      Management of the Funds has indicated, and the Boards of Trustees of the Funds have concurred, that the comprehensive fee structure can be beneficial and in the interests of shareholders because it provides shareholders with a more easily understood fee structure that offers greater certainty in determining the total operating expenses of the Fund on an annual basis.

      Class R shares of the Funds are subject to a Plan of Distribution, and related agreements, in accordance with Rule 12b-1 of the 1940 Act. Under the terms of the Plan of Distribution, the Funds may make payments to certain brokers, financial institutions and others at an annual rate of .25% as a percentage of average daily net assets. Such payments are designed to facilitate the sale of the Funds' shares. Each Plan of Distribution will remain in full force and effect for each Fund and will not be changed or affected as a result of the matters addressed herein.

      2.    Directors and Executive Officers of RMCI

      The Directors and Executive Officers of RMCI are:

            Henry B.R. Brown, President and Treasurer
            Bruce R. Bent, Vice President and Secretary
            Bruce R. Bent II, Assistant Secretary


      3.    The Trustees' Considerations and Recommendations

      In approving the New Agreements and determining to submit them to shareholders for approval, the Trustees concluded that the compensation to be paid by the Funds under the New Agreements is fair and reasonable. In making this determination, the Trustees considered various factors. The factors considered by the Trustees included: (1) the efforts, experience and profitability of RMCI in rendering its services to the Funds; (2) the nature, quality and extent of the services as currently provided by RMCI to the Funds and to be provided under the New Agreements; (3) the performance record of RMCI in connection with its investment management of the Funds; (4) the fees charged by investment managers operating funds with similar investments; and (5) the substantial similarity between the Current and New Agreements.

Required Vote

      With respect to each Series, the approval of the New Agreements requires the affirmative vote of a majority of the respective Fund's outstanding voting securities, which for these purposes means the vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 3

                     TO APPROVE NEW SUB-ADVISORY AGREEMENTS

      As discussed in Proposal 2, the termination of the Current Investment Advisory Agreements, because of the change of control of RMCI will, as a matter of law and contract terminate the currently existing Sub-Advisory Agreements. Thus, it is necessary to adopt new Sub-Advisory Agreements between the sub-advisers and RMCI.

      In addition, the sub-adviser to Reserve Blue Chip Growth Fund, Trainer, Wortham & Company, Inc., also anticipates a change in control. Trainer, Wortham & Company, Inc. has reached an agreement whereby First Republic Bank, a leading California financial institution, will acquire the remaining 80.1% of Trainer, Wortham & Company, Inc. that it does not currently own. Trainer, Wortham & Company, Inc. has indicated to RMCI and the Board of Trustees that this transaction will not result in a change in management structure, the investment process, the personnel who manage the Fund's portfolio or in the level of service to the Fund. Accordingly, shareholders of the Reserve Blue Chip Growth Fund will also have to approve a new sub-advisory contract to go into effect after the change in control of Trainer, Wortham & Company, Inc. Accordingly, in addition to proposing the adoption of new Investment Management Agreements, RMCI proposed to the Trustees, at a meeting held on October 7, 1998, the adoption of new Sub-Advisory agreements.

      The new Sub-Advisory Agreements are substantially similar to the current Sub-Advisory Agreements except for the effective dates and date of terminations. A form of the new Sub-Advisory agreement is attached hereto as Exhibit B.

      1.    The Current Sub-Advisory Agreements

      The Current Agreements have been previously approved by initial shareholders as required by applicable law. The Current Sub-Advisory Agreement for Reserve Blue Chip Growth Fund is dated October 27, 1994 and was submitted to a vote of initial shareholders on October 28, 1994; the Current Sub-Advisory Agreement for Reserve Convertible Securities Fund is dated September 2, 1996 and was submitted to a vote of initial shareholders on September 3, 1996; the Current Sub-Advisory Agreement for Reserve Informed Investors Growth Fund is dated December 27, 1994 and was submitted to a vote of initial shareholders on December 28, 1994; the Current Sub-Advisory Agreement for the Reserve International Equity Fund is dated July 12, 1995 and was submitted to a vote of initial shareholders on July 13, 1995; the Current Sub-Advisory Agreement for the Reserve Large-Cap Growth Fund is dated January 1, 1996 and was submitted to a vote of initial shareholders on January 2, 1996; and the Current Sub-Advisory Agreement for Reserve Mid-Cap Equity Fund is dated March 12, 1996 and was submitted to a vote of initial shareholders on March 13, 1996; the Current Agreement Sub-Advisory for the Reserve Small-Cap Growth Fund is dated November 13, 1994 and was submitted to a vote of initial shareholders on November 14, 1994.

     The Sub-Advisers of the Funds and sub-advisory fees paid for the last fiscal year are listed below. For their services, the Sub-Adviser of each Fund receives an annual fee of up to one-half of the net profit before taxes of the respective Fund. Net profit is deemed to be the comprehensive fee less Fund expenses and all applicable sales and marketing costs. The Adviser may also pay a sub-adviser for marketing assistance. For the fiscal year ended May 31, 1998, none of the Funds, with the exception of The Reserve International Equity Fund paid any subadvisory fees.

Reserve Blue Chip Growth Fund - Trainer, Wortham & Company, Inc., 845 Third Avenue, New York, New York 10022. Charles V. Moore and Robert Vile, of 845 Third Avenue, New York, NY 10022, are the Fund's portfolio managers. Mr. Moore has been the president of the Sub-Adviser since 1978 and is responsible for the day-to-day investment decisions of the Reserve Blue Chip Growth Fund.

Reserve Convertible Securities Fund - New Vernon Advisers, Inc., 310 South Street, P.O. Box 1913, Morristown, NJ 07962, an affiliate of William E. Simon & Sons, L.L.C. J. Peter Simon, of 310 South Street, P.O. Box 1913, Morristown, NJ 07962, is an Executive Director and founder of William E. Simon & Sons, is president of New Vernon Advisors, Inc., and serves as the firm's convertible securities manager and is responsible for the day-to-day investment decisions of the Reserve Convertible Securities Fund.

Reserve Informed Investors Growth Fund - T.H. Fitzgerald & Co., 180 Church Street, Naugatuck, CT 06770. Thomas H. Fitzgerald, Jr., of 180 Church Street, Naugatuck, CT 06770, serves as the Fund's portfolio manager and is responsible for the day-to-day investment decisions of the Reserve Informed Investors Growth Fund.

Reserve International Equity Fund - Pinnacle Associates Ltd., 666 Fifth Avenue, New York, New York 10103. Nicholas Reitenbach, of 666 Fifth Avenue, New York, NY 10103, is director of international investments and partner of Pinnacle Associates, Ltd., and serves as the Reserve International Equity Fund's primary portfolio manager.

Reserve Large-Cap Growth Fund --- Siphron Capital Management, 280 S. Beverly Drive, Beverly Hills, CA 90212. David C. Siphron and Peter D. Siphron, of 280 S. Beverly Drive, Beverly Hills, CA 90212, both partners of the firm, serve as the Reserve Large-Cap Growth Fund's portfolio managers, providing investment recommendations based on a proprietary combination of fundamental and technical analysis.

Reserve Mid-Cap Equity Fund*--- Pekin, Singer & Shapiro Asset Management, 311 South Wacker Drive, Chicago, IL 60606. JoAnne Pekin, a founder of the firm and its president, and Martha Doran, of 311 South Wacker Drive, Chicago, IL 60606, serve as the Fund's portfolio managers. Mrs. Pekin is responsible for the day-to-day investment decisions of the Reserve Mid-Cap Equity Fund.

Reserve Small-Cap Growth Fund - Roanoke Asset Management, 529 Fifth Avenue, New York, NY 10017. Edwin G. Vroom, president, Brian J. O'Connor, executive president and Adele S. Weisman, senior vice-president, of 529 Fifth Avenue, New York, New York, 10017, serve as the Fund's portfolio managers. They are responsible for the day-to-day investment decisions of the Reserve Small-Cap Growth Fund.

------------------------------------------------
* Until June 30, 1998 (when its resignation became effective), Southern Capital Advisors, 50 Front Street, Memphis, TN 38103, served as the Sub-Adviser for Reserve Mid-Growth Equity Fund.

2.    Directors and Executive Officers of Each of the Sub-Advisers

      The Directors and Executive Officers of each of the Sub-Advisers are as follows:

Reserve Blue Chip Growth Fund: Trainer, Wortham & Company, Inc.:
      Directors                         Officers

      None                              Charles V. Moore, President
                                        David P. Como, Managing
                                        Director
                                        A. Alexander Arnold, Managing
                                        Director
                                        H. Williamson Ghriskey, Jr.
                                        Managing Director, Secretary

Reserve Convertible Securities Fund:  New Vernon Advisers, Inc:
       Directors                        Officers
       Michael B. Lenard                Mark J. Butler, Vice
                                        President, Chief Financial
                                        Officer, Treasurer
       William Edward Simon, Jr.,       Christine W. Jenkins, Vice
                                        President, Secretary
                                        John Siebel, Vice President
                                        J. Peter Simon, President

Reserve Informed Investors Growth Fund: T.H. Fitzgerald & Co.:
      Directors                         Officers
      None                              Tom Fitzgerald, CEO

Reserve International Equity Fund: Pinnacle Associates Ltd.:
      Directors                         Officers
      None                              Thomas Passions, President
                                        and CIO
                                        Nicholas Reitenbach, Senior
                                        Vice President
                                        Peter Marron, Senior Vice
                                        President
                                        Edmund Blake, Senior Vice
                                        President
                                        King Harris, Senior Vice
                                        President

Reserve Large-Cap Growth Fund: Siphron Capital Management:
      Directors                         Officers
      None                              Peter Siphron, CFA-
                                        PartnerDavid C. Siphron, CFA-
                                        Partner and President

Reserve Mid-Cap Equity Fund:  Pekin, Singer & Shapiro Asset Management:
      Directors                         Officers
      None                              JoAnne Brawar Pekin, President
                                        Sheldon Mark Pekin, Senior
                                        Vice President
                                        Richard Allen Singer, Senior
                                        Vice President
                                        Nathan Shapiro, Senior Vice
                                        President
                                        David Scott Evans, Vice
                                        President
                                        Steven Arthur Shapiro, Vice
                                        President
                                        Martha Jo Doran, Vice
                                        President

Reserve Small-Cap Growth Fund:  Roanoke Asset Management:
      Directors                         Officers
      Edwin G. Vroom                    Edwin G. Vroom, President
      Adele S. Weisman                  Adele S. Weisman, Executive
                                        Vice President
                                        Christopher Miller, Senior
                                        Vice President


3.    The Trustees' Considerations and Recommendations

      In approving the New Sub-Advisory Agreements and determining to submit them to shareholders for approval, the Trustees concluded that the compensation to be paid by the Funds under the New Sub-Advisory Agreements is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered by the Trustees included: (1) the efforts and expenses of the Sub-Advisers in rendering their services to the Funds; (2) the nature, quality and extent of the services as currently provided by the Sub-Advisers to the Funds and as to be provided under the New Sub-Advisory Agreements; (3) the performance record of the Sub-Advisers in connection with their management of the Funds; (4) the fees charged by Sub-Advisers operating funds with similar investments; and (5) the substantial similarity between the current and new agreements. In the case of Trainer, Wortham & Company, Inc. the Trustees also considered that the proposed change in control would not result in a change in personnel managing the Fund or in its investment process.

Required Vote

      With respect to the Funds, the approval of the New Sub-Advisory Agreements requires the affirmative vote of a majority of the respective Fund's outstanding voting securities, which for these purposes means the vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Funds, whichever is less.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.


                                  PROPOSAL 4

              TO APPROVE AMENDMENTS AND REVISIONS TO INVESTMENT
                    RESTRICTIONS AND DECLARATIONS OF TRUST

      The Trustees of each Fund are proposing that shareholders approve various proposals that would provide for the "modernization" of certain of the operating policies and procedures for the Trust and the Funds. These policies and procedures are contained in the Declaration of Trust for the Trust or have been adopted as fundamental polices by the Funds and have become outmoded due to changes in the mutual fund industry. Most new mutual funds being created today operate with these more modern provisions. Accordingly, to permit the Funds to operate with the greatest amount of flexibility and to allow them to more adequately compete with competitor funds, shareholders are being asked to approve the following recommendations. The Trustees approved each of these items at a meeting held on October 7, 1998.

      The proposals are as follows:

A. TO AMEND THE TRUST'S DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST (Trust Vote)

      It is recommended that Section 7.01 of the Declaration of Trust be amended to provide voting rights based on a shareholder's total dollar interest in a Fund ("dollar-based voting"), rather than on the number of shares owned, for all shareholder votes for a Fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.

      Currently, shareholders of each Fund vote separately on matters concerning only that Fund and vote on a trust-wide basis on matters that affect the Trust as a whole, such as electing Trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, with fractional votes for fractional shares, regardless of the relative value of the shares of each Fund in the Trust.

      The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the Investment Company Act of 1940 ("1940 Act"). In the case where a Trust has several series or Funds, voting rights may have become disproportionate since the net asset value per share ("NAV") of the separate Funds diverge over time. Under the current voting provisions, an investment in a Fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a Fund with a higher NAV.

      If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.

      On matters requiring trust-wide votes where all Funds are required to vote, shareholders who own shares with a lower NAV than other Funds in the Trust would be giving other shareholders in the Trust more voting "power" than they currently have. On matters affecting only one Fund, only shareholders of that Fund vote on the issue. In this instance, under both the current Declarations of Trust and the amended Declaration of Trust, all shareholders of a Fund would have the same voting rights, since the NAV is the same for all shares in a single Fund.

      The current provision of the Declaration of Trust is as follows:

      Section 7.01: "[e]ach whole share shall be entitled to one vote as to any matter on which it is entitled to vote..."

      If approved, the Declaration of the Trust will be amended as follows:

      A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such series [or class thereof], on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

      It is expected that the proposed amendment will benefit the Trust by bringing greater equality in voting rights among all shareholders of the Trust.

B. TO CHANGE THE DESIGNATION OF THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR CONTROL OF PORTFOLIO COMPANIES (FUND VOTE)

      It is recommended that each Fund's fundamental policy on investing for control of portfolio companies be changed from a fundamental policy to a similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Trustees without shareholder approval. While the Funds have no current intention of investing in companies for the purpose of obtaining or exercising control, the proposed change would allow the Funds to do so if the Board of Trustees determined to change the new operating policy. No additional shareholder vote would be necessary. The proposed amendment will provide the Funds with greater flexibility to respond to market and regulatory developments.

      Each Fund's current fundamental policy on investing for control of portfolio companies is as follows:

      The Fund may not invest in voting securities or in companies for the purpose of exercising control;

      As redesignated, each Fund's operating policy on investing for control of portfolio companies would be as follows:

      As a matter of operating policy, the Fund may not invest in companies for the purpose of exercising control.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOREGOING PROPOSALS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 5

                        TO APPROVE CHANGES TO THE TRUST'S
                   FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A
                  MASTER FUND/FEEDER FUND STRUCTURE (FUND VOTE)

      For greater investment flexibility, RCMI has recommended that each Fund adopt a condition to its fundamental investment policies to permit each Fund to invest all or substantially all of its investible assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in another open-end management investment company having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The condition would be as follows:

               Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

      Certain of each Fund's fundamental policies such as the amount a Fund may invest in a particular industry may preclude the ability of a Fund to adopt a Master/Feeder Fund structure. The proposed condition to each Fund's fundamental investment policies would permit the Fund to adopt such a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While the Board has not determined that the Fund should convert to a Master Fund/Feeder Fund Structure at this time, the Board believes it could be in the best interests of the Fund at some future date, and in that case the Board could do so without further approval by shareholders.

      If the proposed changes in the investment policies are approved by shareholders of the Fund, the Fund's Board could vote at some time in the future to convert the Fund into a Feeder Fund under which all or substantially all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. The ownership interests of the Fund's shareholders will not be altered by this change.

      Under the Trust's Declaration of Trust a shareholder vote is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert a Fund into a Master/Feeder Fund Structure through a sale or transfer of assets requires, a shareholder vote. Approval of this item by shareholders of a Fund is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert that Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

      Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which a Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

      By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operation expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place or that economies of scale may be realized.

      If a Fund invests substantially all of its assets in a Master Fund, the Fund may no longer require active portfolio management services. In this event, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, likely including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the trustees.

MASTER FUNDS

      The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If the Fund's Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

      A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

      Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

      Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS

      The possible implementation of a Master Fund/Feeder Fund structure would not be expected to have any adverse tax effects on the Fund or its shareholders.

      Each Feeder Fund would intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD RECOMMENDATION

      As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder Fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.

Required Vote

      The affirmative vote of the majority of the outstanding voting securities of the Funds is required for adoption of this proposal. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Funds means the vote of (i) 67% or more of the voting securities of the Funds present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Funds whichever is less.

      THE BOARD OF THE FUNDS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW FUNDAMENTAL INVESTMENT POLICY PERMITTING CONVERSION, AT THE BOARD'S DISCRETION, INTO A MASTER FUND/ FEEDER FUND STRUCTURE.


                                  PROPOSAL 6

            TO APPROVE THE AUTHORIZATION OF THE BOARD OF TRUSTEES TO
         APPOINT, REPLACE OR TERMINATE SUB-ADVISERS RECOMMENDED BY THE
        ADVISER OR AMEND THE TERMS OF ANY SUB-ADVISORY AGREEMENT FOR THE
                 FUNDS WITHOUT SHAREHOLDER APPROVAL (FUND VOTE)

      Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of sub-advisers to the Funds. The SEC, however, has granted conditional exemptions for the shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. The Adviser and the Trust have obtained such an exemption. If this proposal is approved by the shareholders, the Board of Trustees of the Trust would without further shareholder approval, be able to appoint additional or replacement sub-advisers, terminate sub-advisers, rehire existing sub-advisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify sub-investment advisory agreements.

      This Proposal is intended to facilitate the efficient operation of the multi-manager structure with respect to the Funds and afford the Funds increased management flexibility. Under the multi-manager structure, the Adviser, with the approval of the Board of Trustees, would have the same authority and flexibility with respect to sub-advisers that it has for its own internal portfolio managers; namely that the Adviser can continually monitor their performance and replace them if the Adviser, with the approval of the Board of Trustees, believes such action is appropriate (for example, if the performance is not satisfactory). Under the multi-manager structure, the Adviser will continuously monitor the performance of each sub-adviser and may from time to time recommend that the Board of Trustees add, replace or terminate one or more sub-advisers or appoint additional sub-advisers, depending on the Adviser's assessment of what combination of sub-advisers it believes will optimize the Funds' chances of achieving its investment objective.

      While  there is no way of  knowing  exactly  how  often  the  Adviser  may recommend, and the Board may approve, the selection of an additional sub-adviser, or the replacement or termination of an existing sub-adviser, each of which would typically require a shareholder meeting, it is likely that the multi-manager structure would result in more frequent shareholder meetings than would otherwise be the case. However, if this proposal is approved by the shareholders, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved (or to reapprove a sub-adviser whose sub-advisory agreement is automatically terminated because it has been purchased by another entity) and accordingly, shareholders will forego their existing privilege of having a vote on such matters.

      Shareholder meetings entail substantial costs, and may entail substantial delays, which could reduce the desired benefits of the multi-manager structure. These costs and delays must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers; however, even in the absence of shareholder approval, any proposal to add or replace sub-advisers would receive careful review. First, the Adviser would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit a Fund, it would systematically search the relevant universe of available investment managers. Second, any recommendation made by the Adviser would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Adviser within the meaning of the 1940 Act. Third, any selections or additional sub-advisers or replacement sub-advisers would have to comply with conditions contained in the SEC's exemptive order. Finally the Board of Trustees would not be able to replace the Adviser as investment adviser for a Fund without obtaining shareholder approval of the new investment adviser.

BOARD RECOMMENDATION

      As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve this proposal and to submit such proposal to the shareholders for their approval.

Required Vote

      The affirmative vote of the majority of the outstanding voting securities of the Funds is required for adoption of this proposal. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Funds means the vote of (i) 67% or more of the voting securities of the Funds present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Funds whichever is less.

      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 6.


                                  PROPOSAL 7

             TO RATIFY THE SELECTION OF PRICEWATERHOUSE COOPERS LLP
              AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR
                        ENDING MAY 31, 1999 (Trust Vote)

      PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, New York 10019, currently serves as independent public accountants for each of the Funds. The Trustees are now seeking shareholder ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Funds for the fiscal year ending May 31, 1999.

      Neither PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions.

Required Vote

      With respect to this proposal, a majority of the votes cast at the meeting at which a quorum is present must be cast in the affirmative in order for the Proposal to be approved.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUNDS FOR THE FISCAL YEAR ENDING MAY 31, 1999.


                                   PROPOSAL 8

                     TO TRANSACT SUCH OTHER BUSINESS AS MAY
                        PROPERLY COME BEFORE THE MEETING
                    (FOR APPROVAL BY EACH FUND AS NECESSARY)

                              OTHER INFORMATION

Share Ownership of Each Fund

      The following table sets forth the information concerning beneficial ownership, as of the Record Date, of each Fund's shares by each person who beneficially owns more than five percent of the voting securities of each Fund:

                        RESERVE BLUE CHIP GROWTH FUND

Name & Address of Beneficial       Title of    Percent of  Amount &    Nature of
Owner                                Class        Class    Nature of   Ownership
                                                           Beneficial
                                                           Ownership

                       RESERVE CONVERTIBLE SECURITIES FUND

Name & Address of Beneficial       Title of    Percent of  Amount &    Nature of
Owner                                Class        Class    Nature of   Ownership
                                                           Beneficial
                                                           Ownership


                     RESERVE INFORMED INVESTORS GROWTH FUND

Name & Address of Beneficial       Title of    Percent of  Amount &    Nature of
Owner                                Class        Class    Nature of   Ownership
                                                           Beneficial
                                                           Ownership


                        RESERVE INTERNATIONAL EQUITY FUND

Name & Address of Beneficial       Title of    Percent of  Amount &    Nature of
Owner                                Class        Class    Nature of   Ownership
                                                           Beneficial
                                                           Ownership


                        RESERVE LARGE-CAP GROWTH FUND

Name & Address of Beneficial       Title of    Percent of  Amount &    Nature of
Owner                                Class        Class    Nature of   Ownership
                                                           Beneficial
                                                           Ownership


                         RESERVE MID-CAP EQUITY FUND

Name & Address of Beneficial       Title of    Percent of  Amount &    Nature of
Owner                                Class        Class    Nature of   Ownership
                                                           Beneficial
                                                           Ownership


                        RESERVE SMALL-CAP GROWTH FUND

Name & Address of Beneficial       Title of    Percent of  Amount &    Nature of
Owner                                Class        Class    Nature of   Ownership
                                                           Beneficial
                                                           Ownership

Security Ownership of Management

                                           Name &        Amount &      Percent
                                           Address       Nature of     of Class
                                           of            Beneficial
                                         Beneficial      Ownership
                                            Owner

Reserve Blue Chip Growth Fund
Class R Shares
Class I Shares

Reserve Convertible Securities Fund
Class R Shares
Class I Shares

Reserve Informed Investors Growth Fund
Class R Shares
Class I Shares

Reserve International Equity Fund
Class R Shares
Class I Shares

Reserve Large-Cap Growth Fund
Class R Shares
Class I Shares

Reserve Mid-Cap Equity Fund
Class R Shares
Class I Shares

Reserve Small-Cap Growth Fund
Class R Shares
Class I Shares


Manner of Voting Proxies

      All proxies received by the management of the Funds will be voted on all matters presented at the Meeting, and if not, limited to the contrary, will be voted FOR all Proposals.

      Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

      Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of a Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

      In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Solicitation of Proxies

      Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement. Holders of this Trust whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of the Reserve Funds and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, oral communication or electronic medium. The Trust has retained Shareholder Communication Corporation ("SCC"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the Meeting date approaches, certain shareholders of the Trust may receive a telephone call from SCC asking the shareholder to vote if the Trust has not yet received the shareholder's vote. Authorization to permit MaryKathleen Foynes or Mary A. Belmonte to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Trust. In taking telephonic instructions, SCC will follow procedures designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. SCC is permitted to answer questions about the process, but is not permitted to recommend to the shareholders how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation. The costs associated with such solicitation will be paid by the Investment Manager.

      If any shareholder wishes to participate in the meeting of shareholders, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact ___ toll-free at 1-800-XXX-XXXX.

      A shareholder may revoke a proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote at their discretion with respect to other matters not now known to the Board of Trustees or the Trust that may be presented at the Meeting.

INVESTMENT ADVISER, UNDERWRITER & ADMINISTRATOR

      The Investment Adviser is Reserve Management Company, Inc., 810 Seventh Avenue, New York NY 10019. Resrv Partners, Inc., is the Funds' principal underwriter.

Submission of Certain Proposals

      Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by each Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a Shareholder meeting.

Additional Information

      The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne equally by Reserve Management Company, Inc., and the Funds. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers of the Funds and/or employees of RMCI.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                    RESERVE PRIVATE EQUITY SERIES



------------------, 1998

                PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                          Reserve Blue Chip Growth Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Blue Chip Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

      I.    Election of Trustees:

            Bruce R. Bent             Donald J. Harrington    William E. Viklund
            Edwin Ehlert, Jr.         Henri W. Emmet          Bruce R. Bent II
            Vincent J. Mattone        Diana P. Herrmann       Richard Bassuk

      [  ]  FOR ALL           [  ]  AGAINST ALL [  ]  FOR ALL EXCEPT

      I.______________________________________________________________________
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      IV. To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

            B. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      V. To approve changes to the Trust's fundamental investment policy to permit a Master/Feeder Structure.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated  ________________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                       Reserve Convertible Securities Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Convertible Securities Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington    William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet          Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann       Richard Bassuk

      [  ]  FOR ALL           [  ]  AGAINST ALL [  ]  FOR ALL EXCEPT

      I.______________________________________________________________________
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      IV. To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

            B. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      V. To approve changes to the Trust's fundamental investment policy to permit a Master/Feeder Structure.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated _________________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                     Reserve Informed Investors Growth Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Informed Investors Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington    William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet          Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann       Richard Bassuk

      [  ]  FOR ALL           [  ]  AGAINST ALL [  ]  FOR ALL EXCEPT

      I.______________________________________________________________________
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      IV. To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

            B. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      V. To approve changes to the Trust's fundamental investment policy to permit a Master/Feeder Structure.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated _________________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.



           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                        Reserve International Equity Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve International Equity Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington    William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet          Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann       Richard Bassuk

      [  ]  FOR ALL           [  ]  AGAINST ALL [  ]  FOR ALL EXCEPT

      I.______________________________________________________________________
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      IV. To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

            B. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      V. To approve changes to the Trust's fundamental investment policy to permit a Master/Feeder Structure.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated _________________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.



           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                          Reserve Large-Cap Growth Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Large-Cap Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington    William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet          Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann       Richard Bassuk

      [  ]  FOR ALL           [  ]  AGAINST ALL [  ]  FOR ALL EXCEPT

      I.______________________________________________________________________
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      IV. To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

            B. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      V. To approve changes to the Trust's fundamental investment policy to permit a Master/Feeder Structure.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated _________________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                           Reserve Mid-Cap Equity Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Mid-Cap Equity Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington    William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet          Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann       Richard Bassuk

      [  ]  FOR ALL           [  ]  AGAINST ALL [  ]  FOR ALL EXCEPT

      I.______________________________________________________________________
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      IV. To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

            B. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      V. To approve changes to the Trust's fundamental investment policies to permit a Master/Feeder Structure.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated _________________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                          Reserve Small-Cap Growth Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Small-Cap Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington    William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet          Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann       Richard Bassuk

      [  ]  FOR ALL           [  ]  AGAINST ALL [  ]  FOR ALL EXCEPT

      I.______________________________________________________________________
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      IV. To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

            B. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      V. To approve changes to the Trust's fundamental investment policy to Permit a Master/Feeder Structure.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [  ]  FOR               [  ]  AGAINST           [  ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated _________________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998